CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Financial Highlights” in each Prospectus dated below, that are incorporated by reference in the Proxy Statements/Prospectuses in the Registration Statement of AIM Sector Funds (Invesco Sector Funds) on Form N-14.
We also consent to the use of our reports on the Funds as of the respective report dates listed below, that are incorporated by reference in the Statement of Additional Information in the Registration Statement of AIM Sector Funds (Invesco Sector Funds) on Form N-14.
We also consent to the reference to our firm as predecessor fund’s auditor under the caption “Independent Registered Public Accounting Firm” and to the incorporation by reference of our reports on the Funds as of the respective report dates listed below, in the Statement of Additional Information dated October 29, 2010 of AIM Sector Funds (Invesco Sector Funds), that is incorporated by reference in the Statement of Additional Information in the Registration Statement of AIM Sector Funds (Invesco Sector Funds) on Form N-14.

Fund	Prospectus Date
Invesco Van Kampen Comstock Fund	June 1, 2010, as revised June 25, 2010
Invesco Van Kampen Small Cap Value Fund	July 28, 2010, as revised October 6, 2010
Invesco Van Kampen Utility Fund	July 28, 2010
Invesco Van Kampen Value Opportunities Fund	July 28, 2010

Fund	Report Date
Van Kampen Comstock Fund	February 19, 2010
Van Kampen Small Cap Value Fund	May 18, 2010
Van Kampen Utility Fund	May 18, 2010
Van Kampen Value Opportunities Fund	May 18, 2010
/s/ ERNST & YOUNG LLP
Chicago, Illinois
November 11, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference of our reports dated November 24, 2009, on U.S. Small Cap Value Portfolio, and Value Portfolio and February 25, 2010, on U.S. Small/Mid Cap Value Portfolio included in the Annual Reports to Shareholders for the fiscal years ended September 30, 2009 and December 31, 2009, respectively, into the Statement of Additional Information in the Registration Statement of AIM Sector Funds (Invesco Sector Funds) on Form N-14.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts
November 12, 2010